                                                                    Exhibit 99.1



David Weinstock
Vice President, Investor Relations
(215) 444-5335
dweinstock@advanta.com

Catherine Reid
Vice President, Communications
(215) 444-5073
creid@advanta.com

                                                           FOR IMMEDIATE RELEASE

                                              ADVANTA REPORTS FOURTH QUARTER AND
                                                         FULL YEAR 2002 EARNINGS


Spring House, PA, January 23, 2003 - Advanta Corporation (NASDAQ: ADVNB; ADVNA) today reported operating results from continuing business segments of $0.43 per diluted share for fourth quarter and $1.42 per diluted share for full year 2002 for Class A and Class B shares combined, in line with the Company's previously announced expectations. Advanta reported consolidated net income for the quarter of $9.8 million or $0.39 per diluted share and $18.8 million or $0.72 per diluted share for full year 2002 for Class A and Class B shares combined. This compares to net income of $0.30 per diluted share for the fourth quarter of 2001 and a net loss of $2.75 per diluted share for full year 2001. Consolidated net income for the quarter includes an asset valuation charge associated with the Company's venture capital portfolio and net interest expense not associated with continuing business segments.

"We are pleased with the solid developments in credit quality and the quality of the customer base we built in 2002," said Dennis Alter, Chairman and CEO. "In 2003, we plan to continue our emphasis on prudent growth, good credit quality and long-term profitability."

Business Card results for the fourth quarter included an approximate 80 basis point decline in charge-offs to 7.9% on an annualized basis as compared to 8.7% at December 31, 2001. Over 30 day delinquencies declined 51 basis points to 6.15% and over 90 day delinquencies decreased 14 basis points to 3.13% as compared to year end 2001. The on-balance sheet loan loss reserve as a percent of owned receivables was 10% at year end, representing approximately 14 months of estimated losses based on fourth quarter net charge-offs. Business Card ended the year with managed receivables of $2.6 billion as compared to $2 billion at year end 2001.

The Company continued its stock repurchase plan bringing the total purchases to approximately 2,287,000 shares through January 22, 2003. The Company intends further stock repurchases under the remaining unused authorization of approximately 713,000 shares.

Advanta management will hold a conference call with analysts and institutional investors today, January 23, 2003, at 9:00 a.m. Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing
(719) 457-0820 and referring to confirmation code 544710.

Advanta is a highly focused financial services company serving the small business market. Advanta leverages direct marketing and information based expertise to identify potential customers and new target markets and to provide a high level of service tailored to the unique needs of small business. Using these distinctive capabilities, Advanta has become one of the nation's largest issuers of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending, direct mail, and affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest margin; (2) competitive pressures; (3) political, social and/or general economic conditions that affect the level of new account acquisitions, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or loan balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) factors affecting the value of investments held by the Company;
(9) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators, examinations, and the agreements between the Company's bank subsidiaries and their regulators; (10) relationships with customers, significant vendors and business partners; (11) the amount and cost of financing available to the Company; (12) the ratings on the debt of the Company and its subsidiaries; (13) revisions to estimated charges associated with the discontinued operations of our mortgage and leasing businesses; and
(14) the impact of litigation. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

                                  ADVANTA CORP.

                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)




                                                        Three Months Ended
                                                        December 31, 2002
---------------------------------------------------------------------------------------------------------
                                              Advanta         Venture
                                           Business Cards     Capital           Other (A)           Total
                                           --------------     -------           ---------           -----

Interest income                              $24,831          $     1           $ 2,212           $27,044
Interest expense                              10,321              152               576            11,049
                                             -------          -------           -------           -------
Net interest income                           14,510             (151)            1,636            15,995
Provision for credit losses                    9,227                0               217             9,444
                                             -------          -------           -------           -------
Net interest income after provision
   for credit losses                           5,283             (151)            1,419             6,551
Noninterest revenues:
   Securitization income                      30,138                0                 0            30,138
   Servicing revenues                          9,554                0                 0             9,554
   Other revenues, net                        26,387             (777)              146            25,756
                                             -------          -------           -------           -------
Total noninterest revenues                    66,079             (777)              146            65,448
Expenses:
   Operating expenses                         53,018              590               311            53,919
   Minority interest in income of
     consolidated subsidiary                       0                0             2,220             2,220
                                             -------          -------           -------           -------
Total expenses                                53,018              590             2,531            56,139
                                             -------          -------           -------           -------
Income (loss) before income taxes             18,344           (1,518)             (966)           15,860
Income tax expense (benefit)                   7,063             (584)             (373)            6,106
                                             -------          -------           -------           -------
Net income (loss)                            $11,281          $  (934)          $  (593)          $ 9,754
                                             =======          =======           =======           =======


(A) Other includes insurance operations, investment and other activities not attributable to other segments.

                                  ADVANTA CORP.

                        SUPPLEMENTAL NON-GAAP DISCLOSURE
                 ADVANTA BUSINESS CARDS MANAGED INCOME STATEMENT
                                 (IN THOUSANDS)

In addition to analyzing the financial performance of Advanta Business Cards under generally accepted accounting principles (GAAP), we analyze Advanta Business Cards' performance on a managed receivable portfolio basis. To do so, we adjust the Advanta Business Cards GAAP income statement to reverse the effects of securitization. Our managed business credit card receivable portfolio is comprised of owned and securitized business credit card receivables. Performance on a managed receivable portfolio basis is relevant because we retain interests in the securitized receivables, and we have a financial interest in and exposure to the performance of the securitized receivables.

                                                Three Months Ended
                                                December 31, 2002
--------------------------------------------------------------------------------------------------------------------
                                                    Advanta              Adjustments to                  Advanta
                                                 Business Cards        Reverse Effects of             Business Cards
                                                     GAAP               Securitizations                 Managed
                                                 --------------        ------------------             --------------
Interest income                                    $ 24,831                $ 80,364                    $105,195
Interest expense                                     10,321                  10,152                      20,473
                                                   --------                --------                    --------
Net interest income                                  14,510                  70,212                      84,722
Provision for credit losses                           9,227                  38,938(A)                   48,165
                                                   --------                --------                    --------
Net interest income after provision
   for credit losses                                  5,283                  31,274                      36,557
Noninterest revenues:
   Securitization income                             30,138                 (30,138)                          0
   Servicing revenues                                 9,554                  (9,554)                          0
   Other revenues, net                               26,387                   8,418                      34,805
                                                   --------                --------                    --------
Total noninterest revenues                           66,079                 (31,274)                     34,805
Operating expenses                                   53,018                       0                      53,018
                                                   --------                --------                    --------
Income before income taxes                           18,344                       0                      18,344
Income tax expense                                    7,063                       0                       7,063
                                                   --------                --------                    --------
Net income                                         $ 11,281                $      0                    $ 11,281
                                                   ========                ========                    ========

(A) The provision for credit losses includes the amount by which the provision for credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

                                  ADVANTA CORP.

                                   Highlights

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                      Three Months Ended                      Percent Change From
                                                             --------------------------------------------
                                                             Dec. 31,            Sept. 30,        Dec. 31,       Prior       Prior
EARNINGS                                                       2002                2002             2001        Quarter      Year
-----------                                                  --------            ---------        --------       -----       -----

Basic income from continuing operations
  per common share                                       $        0.40       $      0.25     $     0.30          60.0%       33.3%
Diluted income from continuing operations
  per common share                                                0.39              0.25           0.30          56.0        30.0
Basic net income per common share                                 0.40              0.25           0.30          60.0        33.3
Diluted net income per common share                               0.39              0.25           0.30          56.0        30.0
Return on average common equity                                  10.75%             6.99%          8.52%         53.8        26.2
Diluted net income per common share
  from continuing business segments (A)                  $        0.43       $      0.38     $     0.42          13.2         2.4

Reconciliation of diluted net income per common
  share from continuing business segments to
  diluted income from continuing operations
  per common share:
   Diluted net income per common share from
    continuing business segments (A)                     $        0.43       $      0.38     $     0.42          13.2         2.4
   Less reconciling items per diluted common share:
     Other segment net income (loss) (B)                         (0.02)            (0.05)         (0.07)        (60.0)      (71.4)
     Valuation adjustments from venture capital
       investments, net of tax at 38.5%                          (0.02)            (0.08)         (0.05)        (75.0)      (60.0)
                                                         -------------           -------       --------
   Diluted income from continuing
    operations per common share                          $        0.39       $      0.25     $     0.30          56.0        30.0


Weighted average common shares
   used to compute:
    Basic earnings per common share                             24,463            25,038         25,677          (2.3)       (4.7)
    Diluted earnings per common share                           25,278            25,664         25,844          (1.5)       (2.2)

Ending shares outstanding                                       27,471            28,240         26,633          (2.7)        3.1

BUSINESS CREDIT CARDS

Origination volume                                       $   1,707,416       $ 1,348,154     $1,157,491          26.6%       47.5%
Securitization volume                                          331,975            65,000              0           N/M         N/M
Average managed receivables                                  2,441,218         2,230,089      1,998,428           9.5        22.2
Ending managed receivables                                   2,594,230         2,253,513      2,042,974          15.1        27.0
Managed net interest margin                                      13.88%            14.96%         16.57%         (7.2)      (16.2)
As a percentage of gross managed receivables:
   Total receivables 30 days or more delinquent                   6.15              6.66           6.66          (7.7)       (7.7)
   Net charge-offs                                                7.89              8.93           8.67         (11.6)       (9.0)


(A) Includes net income (loss) of the Advanta Business Cards segment and the Venture Capital segment with the exception of venture capital valuation adjustments, net of tax. Excludes net income (loss) of the Other segment and results of discontinued operations.

(B) Other includes insurance operations, investment and other activities not attributable to other segments.

N/M - Not Meaningful

                                  ADVANTA CORP.

                                   Highlights

                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                    Three Months Ended                    Percent Change From
                                 ---------------------------------
                                 Dec. 31,     Sept. 30,    Dec. 31,        Prior      Prior
COMMON STOCK DATA                 2002          2002        2001          Quarter      Year
-----------------                -------      ---------    --------       -------      ----
Stock price:
 Class A

   High                          $11.00       $11.45       $11.72          (3.9)%     (6.1)%
   Low                             8.25         7.60         8.00           8.6        3.1
   Closing                         8.98        10.05         9.94         (10.6)      (9.7)

 Class B

   High                           11.10        11.44        10.79          (3.0)       2.9
   Low                             8.00         7.35         6.85           8.8       16.8
   Closing                         9.39        10.33         9.10          (9.1)       3.2

Cash dividends declared:

 Class A                           0.063        0.063        0.063          0.0        0.0
 Class B                           0.076        0.076        0.076          0.0        0.0

Book value per common share        14.87        14.44        14.20          3.0        4.7


             - Statistical Supplement available at www.advanta.com -

                                    - ##### -